UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2025

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SolarWindow Technologies, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-127953	59-3509694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9375 E. Shea Blvd, Suite 107-B

Scottsdale, Arizona 85260

(Address of Principal Executive Offices) (Zip Code)

(800) 213-0689

(Registrant's telephone number, including area code)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

United States and Offshore Offerings

            On June 16, 2025, SolarWindow Technologies, Inc. (the “Company,” “us,” “we,” or “our”) entered into and closed the transaction contemplated by a series of subscription agreements (collectively, Subscription Agreements”) in connection with concurrent private offerings (the “Offerings”) of 12,580,646 units (“Units”) of the Company’s securities for an aggregate purchase price of $3,900,000. The per Unit purchase price was $0.31. Each Unit consisted of (i) one (1) share (collectively, the “Unit Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), and (ii) one (1) warrant (collectively, the “Warrants”) to purchase one additional share of Common Stock (the “Warrant Shares”) at an exercise price of $0.47 per share for a period of three (3) years commencing immediately from  the original date of issuance of the Warrants. The Unit Shares, the Warrants and Warrant Shares are collectively referred to as the “Securities.”

            The Offerings were conducted contemporaneously (i) in the United States (the “US Offering”) to five (5) separate investors in the United States (the “US Investors”), in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) for transactions by an issuer not involving any public offering under Section 4(a)2 of the Securities Act, and (ii) in offshore transactions (the “Offshore Offering”) to four (4) separate, non-U.S. persons (the “Offshore Investors” and together with the US Investors, the “Investors”) in reliance on the exemption from the registration requirements of the Securities Act afforded by Regulation S as promulgated pursuant to  the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Investors.

            The Subscription Agreements and the Warrants in each of the US Offering and the Offshore Offering were substantially the same except as to certain additional provisions and conditions required in for the Warrant and the Subscription Agreement pursuant to which it was issued in the Offshore Offering to be compliant with the requirements of Regulation S and applicable laws of the foreign jurisdictions in which the Offshore Investors resided or were domiciled.  A copy of the form of Subscription Agreements for US Investors and for the Offshore Investors are attached to this Current Report on Form 8-K (this “Report”) as, respectively, Exhibits 10.1 and 10.2. The form of Warrants issued to the US Investors and the Offshore Investors are attached to this Report as, respectively, Exhibit 10.3 and 10.4.

            The Company received aggregate proceeds of US $3,900,000 as follows:

            (i)        US $1,400,000 from the sale of 4,516,130 Units to the US Investors severally and not jointly; and

            (ii)       US $2,500,000 from the sale of 8,064,516 Units to the Offshore Investors severally and not jointly.

            The Company intends to utilize the proceeds of the Offerings to further advance its product commercialization efforts and general working capital. Should the Warrants be fully exercised, the Company will receive an additional US $5,912,904 which would be used in a similar manner. No commission were paid in connection with the offer and sale of the Units or the Securities.

            The Securities have not been registered under the Securities Act or any state or foreign securities laws. Therefore, the Securities may not be offered or sold absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws or applicable foreign securities laws.

            In connection with the Offerings, the Company also entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). A copy of the form of Registration Rights Agreement is attached to this Report at Exhibit 10.5, Under the Registration Rights Agreement, the Company agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than 90 days following the closing of the Offering for purposes of registering the resale of the shares of Common Stock issued in the Offerings or issuable upon exercise of the Warrants. The Company also agreed to use its reasonable best efforts to have the Registration Statement and any amendment declared effective by the SEC at the earliest possible date but no later than the earlier of the 90th calendar day following the initial filing date of the Initial Registration Statement if the SEC notifies the Company that it will “review” the Initial Registration Statement and (b) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review.

            The Company also agreed to  use reasonable best efforts to keep the Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Investors shall have resold all the Registrable Securities covered thereby; (ii) the date on which the Registrable Securities may be resold by the Investors without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect or (iii) the 5th year anniversary of the date such Registration was declared effective.

            All registration expenses incurred in connection with registrations pursuant to the Registration Rights Agreement shall be borne by the Company.  All selling expenses relating to securities registered on behalf of the Investors shall be borne by the Investors pro rata on the basis of the number of registrable securities so registered.

            The Registration Rights Agreement also contains customary representations, warranties and undertakings by the Company and the Investors.

            The foregoing description of the Subscription Agreements, the Warrants and the Registration Rights Agreement is a summary and is qualified in its entirety by reference to the form of Subscription Agreements for US Investors and Offshore Investors attached to this Report as, respectively, Exhibits 10.1 and 10.2, the form of Warrant issued to US Investors and Offshore Investors attached to this Report as, respectively, Exhibits 10.3 and 10.4, and the form of Registration Rights Agreement attached to this report as Exhibit 10.5. Each such Exhibit to this Report is incorporated herein by reference.

            Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 3.02. Unregistered Sales of Equity Securities.

            The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the offer and sale of the Securities to the Investors pursuant to the applicable Subscription Agreement is incorporated herein by reference. The shares of Common Stock issued and sold under the Purchase Agreement as described in Item 1.01 were offered and sold by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation S as promulgated under the Securities Act thereunder.

Item 7.01. Regulation FD Disclosure.

            On June 20, 2025, the Company issued a press release announcing the closing of the Offerings. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in this Item 7.01.

            The information furnished with this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Form of Amended and Restated Subscription Agreement for US Investors dated June 16, 2025.
10.2	Form of Amended and Restated Subscription Agreement for Offshore Investors dated June 16, 2025.
10.3	Form of Series U Warrant issued to US Investors.
10.4	Form of Series U-OS Warrant issued to Offshore Investors.
10.5	Form of Registration Rights Agreement, dated June 16, 2025.
99.1	Press Release of SolarWindow Technologies, Inc., dated June 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarWindow Technologies, Inc.

Date: June 20, 2025	By:	/s/ Amit Singh
Amit Singh
President and Chief Executive Officer